Exhibit 99.2

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended March 31, 2006

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	2,010	562	13	(281)	2,304

Direct costs and expenses
Fuel, purchased power costs and delivery fees	790	—	—	(269)	521
Operating costs	155	192	(1)	(2)	344
Depreciation and amortization	83	113	5	—	201

Total direct costs and expenses	1,028	305	4	(271)	1,066

Gross margin	982	257	9	(10)	1,238
Other costs and expenses
Selling, general and administrative expenses	121	48	32	(9)	192
Non-operating depreciation and other amortization	1	—	2	1	4
Franchise and revenue-based taxes	27	59	—	—	86
Other income	—	—	(14)	—	(14)
Other deductions	(10)	2	8	(1)	(1)
Interest income	(31)	(14)	(23)	59	(9)
Interest expense and related charges	101	68	104	(60)	213

Total other costs and expenses	209	163	109	(10)	471

Income (loss) from continuing operations before income taxes	773	94	(100)	—	767
Income tax expense (benefit)	253	29	(31)	—	251

Income (loss) from continuing operations	520	65	(69)	—	516
Income (loss) from discontinued operations, net of tax effect	—	—	60	—	60

Net income (loss)	520	65	(9)	—	576
Preference stock dividends	—	—	—	—	—

Net income (loss) available to common shareholders	520	65	(9)	—	576

Average shares of common stock outstanding, basic (millions)					464
Average shares of common stock outstanding, diluted (millions)					474
Per share of common stock:
Basic earnings:
Income (loss) from continuing operations	1.12	0.14	(0.15)	(0.00)	1.11
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.12	0.14	(0.15)	(0.00)	1.11
Income (loss) from discontinued operations, net of tax effect	—	—	0.13	—	0.13

Net income (loss) available for common stock	1.12	0.14	(0.02)	—	1.24
Diluted earnings:
Income (loss) from continuing operations	1.10	0.14	(0.15)	(0.00)	1.09
Preference stock dividends	—	—	—	—	—

Net income (loss) from continuing operations available for common stock	1.10	0.14	(0.15)	(0.00)	1.09
Income (loss) from discontinued operations, net of tax effect	—	—	0.13	—	0.13

Net income (loss) available for common stock	1.10	0.14	(0.02)	—	1.22
Dividends declared					0.413

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended March 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	1,821	550	6	(319)	2,058

Direct costs and expenses
Fuel, purchased power costs and delivery fees	1,073	—	1	(313)	761
Operating costs	153	181	1	(1)	334
Depreciation and amortization	78	105	2	(1)	184

Total direct costs and expenses	1,304	286	4	(315)	1,279

Gross margin	517	264	2	(4)	779
Other costs and expenses
Selling, general and administrative expenses	113	49	23	(4)	181
Non-operating depreciation and other amortization	1	—	2	—	3
Franchise and revenue-based taxes	26	57	1	1	85
Other income	(2)	(1)	(47)	(1)	(51)
Other deductions	1	4	—	—	5
Interest income	(9)	(15)	(32)	37	(19)
Interest expense and related charges	91	68	74	(38)	195

Total other costs and expenses	221	162	21	(5)	399

Income (loss) from continuing operations before income taxes	296	102	(19)	1	380
Income tax expense (benefit)	93	31	(151)	1	(26)

Income (loss) from continuing operations	203	71	132	—	406
Income (loss) from discontinued operations, net of tax effect	(3)	—	18	—	15

Net income (loss)	200	71	150	—	421
Preference stock dividends	—	—	5	—	5

Net income (loss) available to common shareholders	200	71	145	—	416

Average shares of common stock outstanding, basic (millions)					476
Average shares of common stock outstanding, diluted (millions)					476
Per share of common stock:
Basic earnings:
Income (loss) from continuing operations	0.43	0.15	0.28	—	0.86
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	0.43	0.15	0.27	—	0.85
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.04	—	0.03

Net income (loss) available for common stock	0.42	0.15	0.31	—	0.88
Diluted earnings:
Income (loss) from continuing operations	0.43	0.15	(0.70)	(0.00)	(0.12)
Preference stock dividends	—	—	(0.01)	—	(0.01)

Net income (loss) from continuing operations available for common stock	0.43	0.15	(0.71)	(0.00)	(0.13)
Income (loss) from discontinued operations, net of tax effect	(0.01)	—	0.04	—	0.03

Net income (loss) available for common stock	0.42	0.15	(0.67)	—	(0.10)
Dividends declared					0.281

*	Reflects the dilution adjustment ($462) million.

TXU CORP. AND SUBSIDIARIES

Segment Consolidating Income Statement

Quarter Ended March 31, 2006 vs Quarter Ended March 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Corporate & Other	Eliminations / Rounding	Total
Operating revenues	189	12	7	38	246

Direct costs and expenses
Fuel, purchased power costs and delivery fees	(283)	—	(1)	44	(240)
Operating costs	2	11	(2)	(1)	10
Depreciation and amortization	5	8	3	1	17

Total direct costs and expenses	(276)	19	—	44	(213)

Gross margin	465	(7)	7	(6)	459
Other costs and expenses
Selling, general and administrative expenses	8	(1)	9	(5)	11
Non-operating depreciation and other amortization	—	—	—	1	1
Franchise and revenue-based taxes	1	2	(1)	(1)	1
Other income	2	1	33	1	37
Other deductions	(11)	(2)	8	(1)	(6)
Interest income	(22)	1	9	22	10
Interest expense and related charges	10	—	30	(22)	18

Total other costs and expenses	(12)	1	88	(5)	72

Income (loss) from continuing operations before income taxes	477	(8)	(81)	(1)	387
Income tax expense (benefit)	160	(2)	120	(1)	277

Income (loss) from continuing operations	317	(6)	(201)	—	110
Income (loss) from discontinued operations, net of tax effect	3	—	42	—	45

Net income (loss)	320	(6)	(159)	—	155
Preference stock dividends	—	—	(5)	—	(5)

Net income (loss) available to common shareholders	320	(6)	(154)	—	160

Average shares of common stock outstanding, basic (millions)
Average shares of common stock outstanding, diluted (millions)					(11)
					(2)
Per share of common stock:
Basic earnings:
Income (loss) from continuing operations	0.69	(0.01)	(0.43)	(0.00)	0.25
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.69	(0.01)	(0.42)		0.26
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.09	—	0.10

Net income (loss) available for common stock	0.70	(0.01)	(0.33)	—	0.36
Diluted earnings:
Income (loss) from continuing operations	0.67	(0.01)	0.55	0.00	1.21
Preference stock dividends	—	—	0.01	—	0.01

Net income (loss) from continuing operations available for common stock	0.67	(0.01)	0.56		1.22
Income (loss) from discontinued operations, net of tax effect	0.01	—	0.09	—	0.10

Net income (loss) available for common stock	0.68	(0.01)	0.65	—	1.32
Dividends declared					0.131

TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows

(Unaudited)

	Three Months Ended March 31,
	2006	2005
	(millions of dollars)
Cash flows - operating activities:
Income from continuing operations	$516	$406
Adjustments to reconcile income from continuing operations to cash provided by operating activities:
Depreciation and amortization	220	203
Deferred income taxes and investment tax credits — net	229	(49)
Net effect of unrealized mark-to-market valuations of commodity contracts	(5)	24
Charge (credit) related to impaired leases	2	(15)
Net gain from sale of assets	(12)	(13)
Change in regulatory-related liabilities	—	(20)
Litigation settlement insurance recovery	—	(35)
Charge (credit) related to coal contract counterparty claim	(12)	12
Stock-based compensation expense	3	10
Bad debt expense	12	11
Changes in operating assets and liabilities	93	(337)

Cash provided by operating activities	1,046	197

Cash flows - financing activities:
Issuances of securities:
Long-term debt	100	71
Common stock	1	2
Retirements/repurchases of securities:
Equity-linked debt	—	(25)
Long-term debt	(434)	(27)
Common stock	(507)	—
Change in notes payable:
Commercial paper	878	—
Banks	(395)	185
Cash dividends paid:
Common stock	(194)	(134)
Preference stock	—	(5)
Debt premium, discount, financing and reacquisition expenses	(10)	(23)

Cash provided by (used in) financing activities	(561)	44

Cash flows - investing activities:
Capital expenditures	(309)	(223)
Nuclear fuel	(14)	(26)
Purchase of lease trust	(69)	—
Proceeds from pollution control revenue bonds deposited with trustee	(99)	—
Proceeds from sales of nuclear decommissioning trust fund securities	44	41
Investments in nuclear decommissioning trust fund securities	(48)	(45)
Proceed from sales of assets	—	7
Other	(9)	(2)

Cash used in investing activities	(504)	(248)

Discontinued operations:
Cash used in operating activities	(1)	(9)

Cash used in discontinued operations	(1)	(9)

Net change in cash and cash equivalents	(20)	(16)
Cash and cash equivalents — beginning balance	37	106

Cash and cash equivalents — ending balance	$17	$90

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

March 31, 2006

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	5	2	10	—	17
Restricted cash	48	51	—	—	99
Advances to affiliates	1,364	—	—	(1,364)	—
Accounts receivable - trade	704	89	225	(201)	817
Income taxes receivable	—	—	132	(132)	—
Trade accounts and other receivables from affiliates	1,500	192	153	(1,845)	—
Inventories	308	59	2	—	369
Commodity contract assets	848	—	—	—	848
Cash flow hedge and other derivative assets	45	—	2	—	47
Accumulated deferred income taxes	28	—	460	(38)	450
Margin deposits related to commodity positions	25	—	—	—	25
Other current assets	75	66	14	(4)	151

Total current assets	4,950	459	998	(3,584)	2,823

Restricted cash	54	13	3	—	70
Investments	502	79	7,711	(7,633)	659
Property, plant and equipment - net	9,959	7,208	160	1	17,328
Notes or other receivables due from affiliates	—	353	40	(393)	—
Goodwill	517	25	—	—	542
Regulatory assets - net	—	1,805	—	—	1,805
Commodity contract assets	242	—	—	—	242
Cash flow hedge and other derivative assets	52	—	5	—	57
Other noncurrent assets	203	104	563	(513)	357

Total assets	16,479	10,046	9,480	(12,122)	23,883

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	789	447	—	—	1,236
Banks	45	—	—	—	45
Advances from affiliates	—	40	1,324	(1,364)	—
Long-term debt due currently	1	93	756	—	850
Accounts payable - trade	651	96	217	(202)	762
Trade accounts and other payables to affiliates	344	—	1,500	(1,844)	—
Commodity contract liabilities	803	—	—	—	803
Cash flow hedge and other derivative liabilities	55	—	15	—	70
Margin deposits related to commodity positions	104	—	—	—	104
Other current liabilities	503	261	349	(174)	939

Total current liabilities	3,295	937	4,161	(3,584)	4,809

Accumulated deferred income taxes	2,855	1,365	—	(494)	3,726
Investment tax credits	322	56	—	1	379
Commodity contract liabilities	339	—	—	—	339
Cash flow hedge and other derivative liabilities	50	—	116	—	166
Notes or other liabilities due to affiliates	393	—	—	(393)	—
Long-term debt, less amounts due currently	3,153	4,086	4,088	—	11,327
Other noncurrent liabilities and deferred credits	839	669	1,166	(18)	2,656

Total liabilities	11,246	7,113	9,531	(4,488)	23,402

Preferred securities of subsidiaries	532	—	(532)	—	—
Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,457	1,969	1,347	(3,426)	1,347
Retained earnings (deficit)	3,254	984	(781)	(4,238)	(781)
Accumulated other comprehensive income (loss)	(10)	(20)	(90)	30	(90)

Total shareholders’ equity	4,701	2,933	481	(7,634)	481

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	16,479	10,046	9,480	(12,122)	23,883

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet

December 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	12	15	9	1	37
Restricted cash	8	46	—	—	54
Advances to affiliates	694	—	—	(694)	—
Accounts receivable - trade	1,178	112	239	(201)	1,328
Income taxes receivable	361	—	—	(347)	14
Trade accounts and other receivables from affiliates	1,500	189	164	(1,853)	—
Inventories	309	53	2	—	364
Commodity contract assets	1,603	—	—	—	1,603
Cash flow hedge and other derivative assets	63	—	1	1	65
Accumulated deferred income taxes	167	—	550	—	717
Margin deposits related to commodity positions	247	—	—	—	247
Other current assets	77	40	18	(6)	129

Total current assets	6,219	455	983	(3,099)	4,558

Restricted cash	—	13	3	—	16
Investments	501	63	7,366	(7,287)	643
Property, plant and equipment - net	9,958	7,067	167	—	17,192
Notes or other receivables due from affiliates	—	362	44	(406)	—
Goodwill	517	25	—	—	542
Regulatory assets - net	—	1,826	—	—	1,826
Commodity contract assets	338	—	—	—	338
Cash flow hedge and other derivative assets	68	—	7	—	75
Other noncurrent assets	205	100	556	(512)	349

Total assets	17,806	9,911	9,126	(11,304)	25,539

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	306	51	—	1	358
Banks	440	—	—	—	440
Advances from affiliates	—	23	672	(695)	—
Long-term debt due currently	401	93	756	—	1,250
Accounts payable - trade	879	125	223	(201)	1,026
Trade accounts and other payables to affiliates	355	—	1,500	(1,855)	—
Commodity contract liabilities	1,481	—	—	—	1,481
Cash flow hedge and other derivative liabilities	260	—	15	—	275
Margin deposits related to commodity positions	357	—	—	—	357
Other current liabilities	466	494	554	(351)	1,163

Total current liabilities	4,945	786	3,720	(3,101)	6,350

Accumulated deferred income taxes	2,800	1,383	—	(486)	3,697
Investment tax credits	326	58	—	—	384
Commodity contract liabilities	516	—	—	—	516
Cash flow hedge and other derivative liabilities	44	—	48	(1)	91
Notes or other liabilities due to affiliates	406	—	—	(406)	—
Long-term debt, less amounts due currently	3,055	4,107	4,171	(1)	11,332
Other noncurrent liabilities and deferred credits	833	642	1,240	(21)	2,694

Total liabilities	12,925	6,976	9,179	(4,016)	25,064

Preferred securities of subsidiaries	528	—	(527)	(1)	—
Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	5	—	5
Additional paid-in capital	1,918	1,952	1,841	(3,871)	1,840
Retained earnings (deficit)	2,556	1,004	(1,170)	(3,558)	(1,168)
Accumulated other comprehensive income (loss)	(121)	(21)	(202)	142	(202)

Total shareholders’ equity	4,353	2,935	474	(7,287)	475

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	17,806	9,911	9,126	(11,304)	25,539

TXU CORP. AND SUBSIDIARIES

Consolidating Balance Sheet - Variance

March 31, 2006 vs December 31, 2005

(Dollars in Millions)

(Unaudited)

	TXU Energy Holdings	TXU Electric Delivery	Other	Eliminations/ Rounding	Total
ASSETS
Current assets:
Cash and cash equivalents	(7)	(13)	1	(1)	(20)
Restricted cash	40	5	—	—	45
Advances to affiliates	670	—	—	(670)	—
Accounts receivable - trade	(474)	(23)	(14)	—	(511)
Income taxes receivable	(361)	—	132	215	(14)
Trade accounts and other receivables from affiliates	—	3	(11)	8	—
Inventories	(1)	6	—	—	5
Commodity contract assets	(755)	—	—	—	(755)
Cash flow hedge and other derivative assets	(18)	—	1	(1)	(18)
Accumulated deferred income taxes	(139)	—	(90)	(38)	(267)
Margin deposits related to commodity positions	(222)	—	—	—	(222)
Other current assets	(2)	26	(4)	2	22

Total current assets	(1,269)	4	15	(485)	(1,735)

Restricted cash	54	—	—	—	54
Investments	1	16	345	(346)	16
Property, plant and equipment - net	1	141	(7)	1	136
Notes or other receivables due from affiliates	—	(9)	(4)	13	—
Goodwill	—	—	—	—	—
Regulatory assets - net	—	(21)	—	—	(21)
Commodity contract assets	(96)	—	—	—	(96)
Cash flow hedge and other derivative assets	(16)	—	(2)	—	(18)
Other noncurrent assets	(2)	4	7	(1)	8

Total assets	(1,327)	135	354	(818)	(1,656)

LIABILITIES, PREFERRED SECURITIES OF SUBSIDIARIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Notes payable:
Commercial paper	483	396	—	(1)	878
Banks	(395)	—	—	—	(395)
Advances from affiliates	—	17	652	(669)	—
Long-term debt due currently	(400)	—	—	—	(400)
Accounts payable - trade	(228)	(29)	(6)	(1)	(264)
Trade accounts and other payables to affiliates	(11)	—	—	11	—
Commodity contract liabilities	(678)	—	—	—	(678)
Cash flow hedge and other derivative liabilities	(205)	—	—	—	(205)
Margin deposits related to commodity positions	(253)	—	—	—	(253)
Other current liabilities	37	(233)	(205)	177	(224)

Total current liabilities	(1,650)	151	441	(483)	(1,541)

Accumulated deferred income taxes	55	(18)	—	(8)	29
Investment tax credits	(4)	(2)	—	1	(5)
Commodity contract liabilities	(177)	—	—	—	(177)
Cash flow hedge and other derivative liabilities	6	—	68	1	75
Notes or other liabilities due to affiliates	(13)	—	—	13	—
Long-term debt, less amounts due currently	98	(21)	(83)	1	(5)
Other noncurrent liabilities and deferred credits	6	27	(74)	3	(38)

Total liabilities	(1,679)	137	352	(472)	(1,662)

Preferred securities of subsidiaries	4	—	(5)	1	—
Shareholders’ equity:
Preference stock - not subject to mandatory redemption	—	—	—	—	—
Common stock	—	—	—	—	—
Additional paid-in capital	(461)	17	(494)	445	(493)
Retained earnings (deficit)	698	(20)	389	(680)	387
Accumulated other comprehensive income (loss)	111	1	112	(112)	112

Total shareholders’ equity	348	(2)	7	(347)	6

Total liabilities, preferred securities of subsidiaries & shareholders’ equity	(1,327)	135	354	(818)	(1,656)

TXU Corp. Regulatory Summary (at April 30, 2006)

Summary/Events

TXU Energy

Price to Beat (PTB) applies to former franchise area residential and small/medium business (< 1MW of load) customers. TXU Energy has been permitted to offer rates other than the PTB outside of its traditional service territory since 1/1/02 and to small/medium commercial customers since 2004 and as of 1/1/05 can offer rates other than the PTB to residential customers within its traditional service territory. TXU Energy must continue to make available service at the PTB within its traditional service territory until 1/1/07. The fuel component of the PTB can be changed twice per year if gas prices (20-day average of NYMEX 12-month strip) change by more than 5% (10% after 11/15 of any year) from the current price upon which the PTB fuel factor is based. Changes in the PTB fuel factor are initiated by TXU Energy through a filing with the PUC.

PUC No. 31004 – Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed April 15, 2005

•	Requested 20.8% increase in PTB fuel factor

•	Resulted in a 9.9% increase to residential customers using 1,000 kWh per month

•	Approved by the PUC on May 11, 2005

PUC No. 31830 – Application of TXU Energy Retail Company to Increase Price to Beat Fuel Factor filed October 4, 2005

•	Requested a 46.5% increase in the PTB fuel factor, but agreed to discount the PTB fuel factor to a level equivalent to a fuel factor based on natural gas price of $9.743 per MMBtu until the end of 2005, resulting in a 12.4% increase to residential customers using 1,000 kWh per month

•	Approved by the PUC on October 28, 2005

•	Discount expired 12/31/05 and PTB rate currently reflects the full increase to the fuel factor based on a natural gas price of $11.534 per MMBtu, resulting in a 24% total increase

TXU Electric Delivery

TXU Electric Delivery general rate case: Authorized ROE of 11.25%, Capital structure of 60% Debt, 40% Equity. Reports are filed annually for review with the PUC.

In 2004, certain cities within TXU Electric Delivery’s historical service territory, acting in their role as a regulatory authority (with original jurisdiction), initiated inquiries to determine if the rates of TXU Electric Delivery, which have been established by the Public Utility Commission, are just and reasonable. In the fourth quarter of 2004, TXU Electric Delivery recorded a $21 million charge, reported in other deductions, for estimated settlement payments arising from the resolution of these inquiries. The settlement agreement, which was finalized February 22, 2005, avoided any immediate rate actions, but required TXU Electric Delivery to file a rate case in 2006, based on a 2005 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery has offered the benefits of the settlement to non-litigant cities. In 2005, TXU Electric Delivery made payments of approximately $11.6 million under the terms of the settlement. The final settlement amount, including non-litigant cities, is approximately $22 million, resulting in an additional $1 million accrual in September 2005. The remaining $10.6 million payable under the agreement was paid in March 2006.

On January 6, 2006, TXU Electric Delivery and the Steering Committee of Cities agreed to terms which will extend the February 22, 2005 settlement agreement and resolve outstanding franchise agreement issues with member cities. Under the terms of the agreement, TXU Electric Delivery will postpone filing a rate case until June 2008, based on a 2007 test year, unless the Cities and TXU Electric Delivery mutually agree that such a filing is unnecessary. TXU Electric Delivery expects the total incremental expenses associated with the agreement to be approximately $80 million, essentially all of which will be recognized over the period from July 2006 to June 2008.

PUC No. 32302 – Petition of TXU Electric Delivery Company for Approval of TCRF Update

•	Filed January 18, 2006; new TCRF rates effective March 1, 2006

•	Decrease to annualized revenues of about $0.5 million annually, due to reduction in AEP Central’s transmission service rate

PUC No. 32462 – Application of TXU Electric Delivery Company for Interim Update of Wholesale Transmission Rate

•	Filed February 28, 2006

•	Approved by the PUC on April 28, 2006

•	Total annualized revenue increase of $19 million

TXU Corp. Summary of Significant Legal Proceedings (at April 30, 2006)

Date Filed	Case Information	Summary and Status
Sep 05	Flaherty & Crumrine Preferred Income Fund Incorporated et al. v. TXU Corp. et al. Civil Action No. 3:05CV1784-G; United States District Court for the Northern District of Texas, Dallas Division	Putative class action filed against TXU Corp. and its CEO C. John Wilder alleging violations of the Securities Exchange Act of 1934 regarding the disclosures concerning the company’s evaluation of its dividend policy in connection with the tender offer for certain securities in September and October 2004. A Motion to Dismiss filed by the Defendants is pending before the Court.

Mar 05	SEC Subpoena	Subpoena requires documents and information from 1/1/01 through 3/31/03. Subpoena states it is a fact finding inquiry and that no violation of law has been concluded. TXU Corp. has responded and will continue to cooperate with the SEC.

Dec 04 – Oct 05	In re Natural Gas Anti-Trust Cases I, II, III, IV, and V; Civil Action in San Diego Superior Court.	Twelve lawsuits filed in various California superior courts by purported customers against TXU Corp. and certain subsidiaries and other California natural gas market participants. The suits allege that by summer of 2000, defendants manipulated natural gas prices in California in violation of the Cartwright Act and other California state laws. TXU Corp. has filed a Motion to Quash service for lack of personal jurisdiction. Discovery is in process.

Feb 04	Patrick Goodenough, et al., on behalf of the TXU Thrift Plan, and all other persons similarly situated, vs. TXU Corp. et al.; Case No. 3:02CV2573-K; United States District Court for the Northern District of Texas, Dallas Division	Plaintiffs sought to represent a class of participants in employee benefit plans claiming violation of ERISA. The Plaintiffs’ second class certification motion was denied and the case was dismissed without prejudice on September 29, 2005. The Plaintiffs have filed an appeal of the dismissal to the Fifth Circuit Court of Appeals.

Jan 03 Dec 02 Nov 02 Oct 02	Richard Schwartz, et al., v. TXU Corp et al.; Civil Action No.: 3:02-CV-2243-K; United States District Court for the Northern District of Texas, Dallas Division	A consolidated case which alleged violations of the Securities Act of 1933 and the Securities Exchange Act of 1934. The case was settled in exchange for payment of $150 million, at least $101 million of which has been paid by TXU’s D&O insurance carriers. The Court entered an order approving the settlement on November 8, 2005. There have been appeals filed by some objecting parties.

Oct 02	Bruce Girdauskas, Derivatively on Behalf of TXU Corp. vs. TXU Corp. et al; Cause No. 02-10191; 116th Judicial District Court of Dallas County, Texas	Derivative filing made by a purported shareholder alleging breach of fiduciary duty. An agreement in principle to settle this case for $600,000 has been reached and court approval of the settlement is being sought. A portion of the settlement is expected to be paid by TXU’s D&O insurance carriers.

Note:	Although it cannot predict the outcome of the pending unresolved litigation matters described above, TXU Corp. believes that each is without merit and intends to vigorously defend them. Detailed descriptions of these proceedings are available in the company’s 10-K and 10-Q filings with the SEC.